UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                   FORM N-CSR

                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-10467

                        CAUSEWAY CAPITAL MANAGEMENT TRUST
               (Exact name of registrant as specified in charter)

                                    --------


                    11111 Santa Monica Boulevard, Suite 1500
                              Los Angeles, CA 90025
               (Address of principal executive offices) (Zip code)

                      SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-866-947-7000

                   DATE OF FISCAL YEAR END: SEPTEMBER 30, 2006

                  DATE OF REPORTING PERIOD: SEPTEMBER 30, 2006

ITEM 1.    REPORTS TO STOCKHOLDERS.


--------------------------------------------------------------------------------

                                 [LOGO OMITTED]

                                    CAUSEWAY
                                  INTERNATIONAL
                                   VALUE FUND
                          (CLOSED TO CERTAIN INVESTORS)


                                  ANNUAL REPORT
                               SEPTEMBER 30, 2006

--------------------------------------------------------------------------------
                         CAUSEWAY CAPITAL MANAGEMENT LLC
--------------------------------------------------------------------------------



                                [GRAPHIC OMITTED]



--------------------------------------------------------------------------------

[BACKGROUND GRAPHIC OMITTED]


                           TABLE OF CONTENTS


                           Letter to Shareholders                        2

                           Schedule of Investments                       7

                           Sector Diversification                       11

                           Statement of Assets and Liabilities          12

                           Statement of Operations                      13

                           Statement of Changes in Net Assets           14

                           Financial Highlights                         15

                           Notes to Financial Statements                16

                           Report of Independent Registered
                              Public Accounting Firm                    22

                           Notice to Shareholders                       23

                           Trustee and Officer Information              24

                           Disclosure of Fund Expenses                  27

                           Statement Regarding Basis for
                              Approval of Investment
                              Advisory Agreement                        29

LETTER TO SHAREHOLDERS

For the fiscal year ended September 30, 2006, the Causeway International Value Fund Institutional Class returned 18.54% and the Investor Class returned 18.27% compared to the MSCI EAFE(R) Index return of 19.65%. Since the Fund's inception on October 26, 2001, the annualized returns are 17.11% for the Institutional Class and 16.83% for the Investor Class compared to the MSCI EAFE(R) Index return of 13.77% for the same period. At fiscal year-end, the Fund had net assets of $4.76 billion including a cash position representing 4.8% of the Fund's net assets.

PERFORMANCE REVIEW

With inflation apparently contained, energy prices falling, and the US Federal Reserve curtailing interest rate increases, most international equity markets posted performance gains during the Fund's fiscal year. Portfolio holdings in diversified financials (namely Japanese consumer finance stocks), pharmaceuticals, and real estate detracted from relative performance while holdings in energy, insurance, and telecommunication services contributed to relative performance. The largest detractors to performance this year were Japanese consumer finance companies, Takefuji, Promise and Acom. While new legislation restricting consumer lending rates has yet to be implemented, the likelihood for lower maximum rates has increased and the stock prices have reacted negatively. With such an adverse legal and regulatory climate for this industry, we sold all three positions prior to the Fund's fiscal year-end. Another notable underperformer was specialty chemical shipping company, Stolt-Nielsen (Norway). An unexpected decline in parcel tanker rates combined with an adverse outcome in a multi-year legal case has weighed heavily on the share price. We estimate that much of the negative news, and none of the cyclical recovery, is priced into the stock. Two telecommunications giants, France Telecom and Vodafone (United Kingdom) also performed poorly, and we have used this opportunity to add to the positions. We are convinced that meaningful upside potential exists for these dominant telecommunications service providers. The largest single contributor to return this year was insurance and banking company ING Groep (Netherlands). Additional top contributors to return included British American Tobacco (United Kingdom), mail and express parcel delivery company, TNT (Netherlands), insurance giant, AXA (France), mainland Chinese energy producer, PetroChina (Hong Kong), Zurich Financial Services (Switzerland) and Samsung Electronics (South Korea). The Fund's insurance holdings have responded to more favorable equity and bond markets, a benign property and casualty cycle, as well as visible improvements in cost reduction and productivity.


--------------------------------------------------------------------------------
2                       CAUSEWAY INTERNATIONAL VALUE FUND

Most major currencies (including the British Pound, Euro, Canadian Dollar, and Swiss Franc) appreciated relative to the US Dollar in the twelve months ended September 30, 2006, thus amplifying international returns for dollar-based investors. In stark contrast, the Japanese Yen depreciated versus the US dollar over these twelve months. Due to its relative underweight to Japanese Yen and overweight to strong currencies, the Fund benefited from currency movements this year. Currency effects may be less favorable in the future. We do not attempt to forecast the direction of currencies, but rather focus on understanding a specific company's earnings sensitivity to currency changes.

INVESTMENT PROCESS

Our rigorous fundamental valuation analysis employs normalized assumptions rather than high and unsustainable growth rates projected into perpetuity. A disciplined value approach prompts us to buy when a stock exhibits sufficient total return potential to be included in the Fund, and prompts us to sell when a stock's expected return has diminished and makes expected returns uncompetitive versus other Fund holdings. This conservative analysis also identifies opportunities when investors over-penalize companies for poor execution and anticipate dire consequences well into the future. Assuming a company exhibits superior financial strength, we often prefer out-of-favor companies able to continue paying dividends while restructuring and enhancing operations.

SIGNIFICANT PORTFOLIO CHANGES

As a result of our bottom up security selection based on risk adjusted expected returns, the Fund's exposure to several industries changed during the fiscal year. The weightings in banks, materials, and utilities increased, while those in diversified financials, technology hardware & equipment, and transportation decreased. Significant purchases this year included industrial conglomerate, Siemens (Germany), global banking giant, HSBC Holdings (United Kingdom), metals and mining company, Rio Tinto (United Kingdom), cable and mobile telecommunications provider, Rogers Communications (Canada), and power utility E.ON (Germany). Largest sales during the period included copier and camera manufacturer, Canon (Japan), airport operator, BAA (United Kingdom), Astellas Pharmaceutical (Japan), Portugal Telecom, sugar refiner, Tate & Lyle (United Kingdom), and power utility, Centrica (United Kingdom). This year, out of an approximately 70-stock portfolio, several Fund holdings were subject to corporate activity, either rumored or actual bids. We are willing to sell on the news of merger-and-acquisition activity when stocks reach fair value.


--------------------------------------------------------------------------------
                        CAUSEWAY INTERNATIONAL VALUE FUND                      3

INVESTMENT OUTLOOK

European economies continue to show signs of improving health in employment and productivity. In contrast, the Japanese economy has exhibited very modest acceleration in the wake of last year's expectations for economic recovery. Contradictory signals leave global monetary policy in a state of flux, with many central banks erring on the side of excess liquidity. Corporate profits as a percent of GDP have reached record proportions for much of the developed world. We anticipate that governments and labor will pressure companies for a portion of these gains, thereby constraining further profit margin expansion. Many large capitalization stocks presently reside in the undervalued segment of the equity markets. We see few reasons why a prolonged relationship between size and valuation should exist. Historically, smaller capitalization stocks have warranted a modest discount for trading illiquidity. Over time, we expect a return to the traditional relationship among stocks in various capitalization segments of the equity markets. With this anticipated reversion, the large capitalization segment of the markets should reap the rewards.

Rising real interest rates should eventually lead investors to price risk consistent with diminishing global liquidity. We expect that equity investors will start to differentiate between winners and losers in a slow-growth economic climate. Ample investment opportunities exist across a wide array of industries, yet expected returns seem modest relative to the past several years of equity market gains from the market lows of early 2003. We continue to prefer companies generating significant amounts of free (or surplus) cash. Much of this cash should be returned to shareholders either through increased dividends or share buybacks. The high dividend yield of stocks held in the Fund's portfolio relative to the MSCI EAFE(R) Index confirms our penchant for companies with a generous payout ratio. We expect that income will continue to make a sizable contribution to the total return of the Fund's portfolio holdings.




--------------------------------------------------------------------------------
4                       CAUSEWAY INTERNATIONAL VALUE FUND

We thank you for your continued confidence in the Causeway International Value Fund and look forward to serving you in the future.

/s/ Harry W. Hartford           /s/ Sarah H. Ketterer         /s/ James A. Doyle
Harry W. Hartford               Sarah H. Ketterer             James A. Doyle
Portfolio Manager               Portfolio Manager             Portfolio Manager


/s/ Jonathan P. Eng             /s/ Kevin Durkin
Jonathan P. Eng                 Kevin Durkin
Portfolio Manager               Portfolio Manager



October 16, 2006



THE ABOVE COMMENTARY EXPRESSES THE PORTFOLIO MANAGERS' VIEWS AS OF THE DATE SHOWN AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE REGARDING ANY STOCK. THESE VIEWS AND THE PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE. THERE IS NO GUARANTEE THAT ANY FORECASTS MADE WILL COME TO PASS.




--------------------------------------------------------------------------------
                        CAUSEWAY INTERNATIONAL VALUE FUND                      5

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE CAUSEWAY INTERNATIONAL VALUE FUND, INSTITUTIONAL CLASS SHARES AND INVESTOR CLASS SHARES VERSUS THE MSCI EAFE(R) INDEX

[LINE GRAPH OMITTED]
PLOT POINTS FOR EDGAR PURPOSES AS FOLLOWS:

             Causeway International     Causeway International
             Value Fund,                Value Fund,                MSCI EAFE(R)
             Institutional Class        Investor Class             Index
10/26/01     $10,000                    $10,000                    $10,000
9/30/02        8,828                      8,805                      8,063
9/30/03       12,025                     11,953                     10,203
9/30/04       15,321                     15,200                     12,501
9/30/05       18,382                     18,201                     15,791
9/30/06       21,790                     21,526                     18,894

-----------------------------------------------------
                                Annualized Annualized
                      One Year      3 Year  Inception
                        Return      Return    to Date
-----------------------------------------------------
Institutional Class     18.54%      21.92%     17.11%
-----------------------------------------------------
Investor Class          18.27%      21.66%     16.83%
-----------------------------------------------------


The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Causeway International Value Fund is October 26, 2001.


THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. INVESTMENT PERFORMANCE REFLECTS FEE WAIVERS IN EFFECT. IN THE ABSENCE OF SUCH FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE WHEN PAID. INVESTOR CLASS SHARES HAVE A SHAREHOLDER SERVICES FEE OF UP TO 0.25% PER ANNUM OF AVERAGE DAILY NET ASSETS, AND WILL HAVE LOWER PERFORMANCE THAN INSTITUTIONAL CLASS SHARES. INSTITUTIONAL CLASS SHARES HAVE NO SHAREHOLDER SERVICES FEE. FOR MORE INFORMATION, PLEASE SEE THE PROSPECTUS.

THE MSCI EAFE(R) INDEX IS AN UNMANAGED INDEX CONSISTING OF A MARKET-VALUE-WEIGHTED AVERAGE OF THE PERFORMANCE OF INTERNATIONAL SECURITIES LISTED ON EXCHANGES IN EUROPE, AUSTRALASIA AND THE FAR EAST. THE INDEX DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, FEES AND EXPENSES ASSOCIATED WITH AN INVESTMENT IN THE FUND. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THERE ARE SPECIAL RISKS IN FOREIGN INVESTING (PLEASE SEE NOTE 5 IN THE NOTES TO FINANCIAL STATEMENTS).




--------------------------------------------------------------------------------
6                       CAUSEWAY INTERNATIONAL VALUE FUND

SCHEDULE OF INVESTMENTS (000)*
SEPTEMBER 30, 2006


CAUSEWAY INTERNATIONAL VALUE FUND              NUMBER OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK +
AUSTRALIA -- 0.8%
   Macquarie Airports Management Ltd.++              17,506,234      $   40,045
                                                                     -----------
CANADA -- 3.5%
   Celestica Inc. 1                                   2,979,383          31,940
   Manulife Financial Corp.                           2,557,046          82,375
   Rogers Communications Inc., Class B                  985,107          53,949
                                                                     -----------
                                                                        168,264
                                                                     -----------
FRANCE -- 18.7%
   AXA SA                                             3,059,132         112,801
   BNP Paribas SA                                       865,701          93,141
   Carrefour SA                                         693,840          43,840
   Electricite de France                              1,046,473          58,120
   France Telecom SA++                                4,443,455         101,981
   Publicis Groupe SA                                 1,542,566          60,753
   Sanofi-Aventis++                                   1,527,882         136,003
   Suez SA                                              809,185          35,583
   Technip SA                                           956,644          54,368
   Total SA                                             974,697          63,959
   Vinci SA                                           1,167,385         129,966
                                                                     -----------
                                                                        890,515
                                                                     -----------
GERMANY -- 7.6%
   Bayerische Motoren Werke AG                          989,484          52,997
   Depfa Bank PLC                                     3,585,255          66,192
   Deutsche Post AG                                   3,693,030          96,934
   E.ON AG                                              600,385          71,165
   Siemens AG                                           826,076          72,066
                                                                     -----------
                                                                        359,354
                                                                     -----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                        CAUSEWAY INTERNATIONAL VALUE FUND                      7

SEPTEMBER 30, 2006


CAUSEWAY INTERNATIONAL VALUE FUND              NUMBER OF SHARES         VALUE
--------------------------------------------------------------------------------
HONG KONG -- 3.7%
   Henderson Land Development Co. Ltd.               12,603,648      $   70,861
   PetroChina Co. Ltd., Class H                      96,006,617         103,273
                                                                     -----------
                                                                        174,134
                                                                     -----------
IRELAND -- 2.3%
   Allied Irish Banks PLC                             1,486,596          39,585
   CRH PLC                                            2,006,641          67,911
                                                                     -----------
                                                                        107,496
                                                                     -----------
ITALY -- 1.1%
   Mediaset SpA                                       5,002,117          53,755
                                                                     -----------
JAPAN -- 6.1%
   Honda Motor Co. Ltd.                               2,690,700          90,442
   Japan Tobacco Inc.                                    17,129          66,567
   Sankyo Co. Ltd.                                    1,000,800          53,467
   Takeda Pharmaceutical Co. Ltd.                     1,258,000          78,499
                                                                     -----------
                                                                        288,975
                                                                     -----------
NETHERLANDS -- 9.3%
   ABN AMRO Holding NV                                2,492,709          72,698
   ING Groep NV                                       2,443,385         107,477
   Koninklijke Philips Electronics NV                 2,701,157          94,772
   Royal Dutch Shell PLC, Class A                     2,093,567          68,941
   TNT NV                                             1,885,613          71,514
   Unilever NV                                        1,069,076          26,299
                                                                     -----------
                                                                        441,701
                                                                     -----------
NORWAY -- 1.8%
   Frontline Ltd.                                       571,056          21,796
   Telenor ASA                                        4,949,590          64,565
                                                                     -----------
                                                                         86,361
                                                                     -----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
8                       CAUSEWAY INTERNATIONAL VALUE FUND

SEPTEMBER 30, 2006


CAUSEWAY INTERNATIONAL VALUE FUND              NUMBER OF SHARES         VALUE
--------------------------------------------------------------------------------
SOUTH KOREA -- 6.8%
   LG Telecom Ltd.1                                     793,133      $    9,266
   POSCO                                                278,440          72,127
   Samsung Electronics Co. Ltd.                         217,759         152,878
   Shinhan Financial Group Co. Ltd.                     810,430          36,546
   SK Telecom Co. Ltd.                                  248,403          52,922
                                                                     -----------
                                                                        323,739
                                                                     -----------
SPAIN -- 2.8%
   Enagas SA                                          1,722,989          41,751
   Telefonica SA                                      5,225,079          90,569
                                                                     -----------
                                                                        132,320
                                                                     -----------
SWITZERLAND -- 6.7%
   Credit Suisse Group                                1,506,771          87,205
   Novartis AG                                        1,037,229          60,569
   Syngenta AG1                                         496,565          74,916
   Zurich Financial Services AG                         390,340          95,938
                                                                     -----------
                                                                        318,628
                                                                     -----------
UNITED KINGDOM -- 26.7%
   Allied Irish Banks PLC                             1,158,553          30,806
   Aviva PLC                                          5,279,483          77,385
   BAE Systems PLC                                   14,361,973         106,265
   Barratt Developments PLC                           2,060,786          41,124
   BP PLC                                             3,769,081          41,064
   British American Tobacco PLC                       5,335,239         144,220
   Compass Group PLC                                 11,118,734          55,834
   GlaxoSmithKline PLC                                2,543,488          67,707
   HBOS PLC                                           3,890,641          76,984
   HSBC Holdings PLC                                  3,923,500          71,566


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                        CAUSEWAY INTERNATIONAL VALUE FUND                      9

SCHEDULE OF INVESTMENTS (000)* (CONCLUDED)
SEPTEMBER 30, 2006


CAUSEWAY INTERNATIONAL VALUE FUND              NUMBER OF SHARES         VALUE
--------------------------------------------------------------------------------
UNITED KINGDOM -- (CONTINUED)
   Kingfisher PLC                                    15,324,774      $   70,357
   NETeller PLC 1                                     1,203,112           7,995
   PartyGaming PLC                                   23,257,081          46,585
   Reuters Group PLC                                  6,119,794          49,777
   Rio Tinto PLC                                      1,357,267          64,206
   Royal Bank of Scotland Group PLC                   2,953,343         101,672
   Royal Dutch Shell PLC, Class B                     2,085,900          70,794
   Unilever PLC                                       3,123,670          77,011
   Vodafone Group PLC                                29,821,036          68,246
                                                                     -----------
                                                                      1,269,598
                                                                     -----------
TOTAL COMMON STOCK
   (COST $3,790,164) -- 97.9%                                         4,654,885
                                                                     -----------
CASH EQUIVALENT
   Bank of New York Cash Reserve Fund, 2.40%**      228,648,354         228,648
                                                                     -----------
TOTAL CASH EQUIVALENT
   (COST $228,648) -- 4.8%                                              228,648
                                                                     -----------
TOTAL INVESTMENTS
   (COST $4,018,812) -- 102.7%                                        4,883,533
                                                                     -----------
OTHER ASSETS & LIABILITIES, NET -- (2.7)%                              (126,450)
                                                                     -----------
NET ASSETS -- 100.0%                                                 $4,757,083
                                                                     ===========

*  Except for share data.
** The rate shown represents the 7-day effective yield as of September 30, 2006. + Country determined by registration, location of headquarters or primary listing.
++ Resales of portions of these securities are subject to Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally on foreign exchanges or to qualified institutional buyers.
1  Non-income producing security.




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
10                      CAUSEWAY INTERNATIONAL VALUE FUND

SECTOR DIVERSIFICATION


AS OF SEPTEMBER 30, 2006, THE SECTOR DIVERSIFICATION WAS AS FOLLOWS:


CAUSEWAY INTERNATIONAL VALUE FUND   VALUE (000)   % OF NET ASSETS
-----------------------------------------------------------------
COMMON STOCK
Financial                            $1,231,227          25.9%
Industrial                              733,208          15.4
Consumer Discretionary                  700,715          14.8
Communications                          605,784          12.7
Consumer Staples                        410,806           8.6
Energy                                  402,399           8.5
Basic Materials                         211,249           4.5
Utilities                               206,619           4.3
Technology                              152,878           3.2
                                     ----------      --------
TOTAL COMMON STOCK                    4,654,885          97.9
CASH EQUIVALENT                         228,648           4.8
                                     ----------      --------
TOTAL INVESTMENTS                     4,883,533         102.7
                                     ----------      --------
OTHER ASSETS & LIABILITIES, NET        (126,450)         (2.7)
                                     ----------      --------
NET ASSETS                           $4,757,083         100.0%
                                     ==========      ========




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                        CAUSEWAY INTERNATIONAL VALUE FUND                     11

STATEMENT OF ASSETS AND LIABILITIES (000)*




                                                                       CAUSEWAY
                                                                  INTERNATIONAL
                                                                     VALUE FUND
                                                                  --------------
                                                                        9/30/06
                                                                  --------------
ASSETS:
   Investments at Market Value (Cost $4,018,812)                     $4,883,533
   Receivable for Investment Securities Sold                             59,326
   Accrued Income                                                         8,480
   Receivable for Fund Shares Sold                                        7,526
   Receivable for Tax Reclaims                                            1,636
                                                                     ----------
     TOTAL ASSETS                                                     4,960,501
                                                                     ----------
LIABILITIES:
   Payable for Investment Securities Purchased                          194,886
   Payable for Fund Shares Redeemed                                       3,507
   Payable due to Investment Adviser                                      3,094
   Payable for Shareholder Service Fees                                     282
   Payable due to Administrator                                             160
   Payable due to Custodian                                                 944
   Payable for Trustees' Fees                                                31
   Payable for Foreign Currency                                              10
   Other Accrued Expenses                                                   504
                                                                     ----------
     TOTAL LIABILITIES                                                  203,418
                                                                     ----------
     NET ASSETS                                                      $4,757,083
                                                                     ==========
NET ASSETS:
   Paid-in-Capital (unlimited authorization -- no par value)         $3,634,309
   Undistributed net investment income                                   47,465
   Accumulated net realized gain on investments                         210,635
   Net unrealized appreciation on investments                           864,721
   Net unrealized depreciation on foreign currencies and
     translation of other assets and liabilities denominated
     in foreign currencies                                                  (47)
                                                                     ----------
     NET ASSETS                                                      $4,757,083
                                                                     ==========
   NET ASSET VALUE (BASED ON NET ASSETS OF
     $3,323,721,691 / 174,526,876 SHARES) OFFERING AND
     REDEMPTION PRICE PER SHARE -- INSTITUTIONAL CLASS               $    19.04
                                                                     ==========
   NET ASSET VALUE (BASED ON NET ASSETS OF
     $1,433,361,170 / 75,717,298 SHARES) OFFERING AND
     REDEMPTION PRICE PER SHARE -- INVESTOR CLASS                    $    18.93
                                                                     ==========
* Except for Net Asset Value data.




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
12                      CAUSEWAY INTERNATIONAL VALUE FUND

STATEMENT OF OPERATIONS (000)

                                                                                                   CAUSEWAY
                                                                                              INTERNATIONAL
                                                                                                 VALUE FUND
                                                                                              -------------
                                                                                                10/01/05 to
                                                                                                    9/30/06
                                                                                              -------------
INVESTMENT INCOME:
   Dividend Income (net of foreign taxes withheld of $14,189)                                     $135,113
   Interest Income                                                                                   2,219
                                                                                                  --------
   TOTAL INVESTMENT INCOME                                                                         137,332
                                                                                                  --------
EXPENSES:
   Investment Advisory Fees                                                                         35,406
   Shareholder Service Fees -- Investor Class                                                        3,091
   Administration Fees                                                                               2,262
   Custodian Fees                                                                                    1,720
   Transfer Agent Fees                                                                                 288
   Printing Fees                                                                                       285
   Professional Fees                                                                                   158
   Trustees' Fees                                                                                      117
   Registration Fees                                                                                    71
   Other Fees                                                                                          299
                                                                                                  --------
   TOTAL EXPENSES                                                                                   43,697
                                                                                                  --------
   NET INVESTMENT INCOME                                                                            93,635
                                                                                                  --------
   NET REALIZED AND UNREALIZED GAIN (L0SS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net Realized Gain from Security Transactions                                                    213,536
   Net Realized Loss from Foreign Currency Transactions                                               (953)
   Net Change in Unrealized Appreciation on Investments                                            445,761
   Net Change in Unrealized Appreciation on Foreign Currency and Translation of
     Other Assets and Liabilities Denominated in Foreign Currency                                      127
                                                                                                  --------
   NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS               658,471
                                                                                                  --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              $752,106
                                                                                                  ========




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                        CAUSEWAY INTERNATIONAL VALUE FUND                     13

STATEMENT OF CHANGES IN NET ASSETS (000)

                                                                                CAUSEWAY INTERNATIONAL
                                                                                      VALUE FUND
                                                                              -------------------------
                                                                              10/01/05 to   10/01/04 to
                                                                                  9/30/06       9/30/05
                                                                              -----------   -----------
OPERATIONS:
   Net Investment Income                                                       $   93,635    $   59,031
   Net Realized Gain from Security Transactions                                   213,536       151,688
   Net Realized Loss from Foreign Currency Transactions                              (953)       (4,437)
   Net Change in Unrealized Appreciation on Investments                           445,761       240,883
   Net Change in Unrealized Appreciation (Depreciation) on
     Foreign Currency and Translation of Other Assets and
     Liabilities Denominated in Foreign Currency                                      127          (200)
                                                                               ----------    ----------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           752,106       446,965
                                                                               ----------    ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income Dividends:
     Institutional Class                                                          (61,967)      (20,602)
     Investor Class                                                               (24,633)      (13,106)
                                                                               ----------    ----------
   TOTAL NET INVESTMENT INCOME DIVIDENDS                                          (86,600)      (33,708)
                                                                               ----------    ----------
   Net Capital Gain Distributions:
     Institutional Class                                                          (96,583)      (34,807)
     Investor Class                                                               (42,410)      (24,626)
                                                                               ----------    ----------
   TOTAL NET CAPITAL GAIN DISTRIBUTIONS                                          (138,993)      (59,433)
                                                                               ----------    ----------
   TOTAL DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS                             (225,593)      (93,141)
                                                                               ----------    ----------
CAPITAL SHARE TRANSACTIONS:(1)
   Institutional Class:
   Proceeds from Shares Sold                                                      505,559     1,721,137
   Reinvestment of Dividends and Distributions                                    137,187        52,305
   Payments for Shares Redeemed                                                  (500,885)     (178,587)
   Redemption Fee(2)                                                                  167           101
                                                                               ----------    ----------
   Increase in Net Assets Derived from Institutional Class Transactions           142,028     1,594,956
                                                                               ----------    ----------
   Investor Class:
   Proceeds from Shares Sold                                                      467,675       725,591
   Reinvestment of Dividends and Distributions                                     65,862        36,652
   Payments for Shares Redeemed                                                  (454,529)     (441,051)
   Redemption Fee(2)                                                                   76           146
                                                                               ----------    ----------
   Increase in Net Assets Derived from Investor Class Transactions                 79,084       321,338
                                                                               ----------    ----------
   NET INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE TRANSACTIONS             221,112     1,916,294
                                                                               ----------    ----------
   TOTAL INCREASE IN NET ASSETS                                                   747,625     2,270,118
                                                                               ----------    ----------
NET ASSETS:
     Beginning of Year                                                          4,009,458     1,739,340
                                                                               ----------    ----------
     END OF YEAR                                                               $4,757,083    $4,009,458
                                                                               ==========    ==========
     UNDISTRIBUTED NET INVESTMENT INCOME                                       $   47,465    $   40,004
                                                                               ==========    ==========
(1) See Note 7 in the Notes to Financial Statements.
(2) See Note 2 in the Notes to Financial Statements.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
14                      CAUSEWAY INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS
FOR THE YEARS ENDED SEPTEMBER 30, 2006, 2005, 2004 AND 2003, AND THE PERIOD FROM INCEPTION(1) THROUGH SEPTEMBER 30, 2002.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS

---------------------------------------------------------------------------------------------------------------------------
                                      Net Realized
                                               and
             Net Asset                  Unrealized                 Dividends   Distributions           Total
                Value,          Net           Gain        Total     from Net            from       Dividends
             Beginning   Investment      (Loss) on         from   Investment         Capital             and   Redemption
             of Period       Income     Securities   Operations       Income           Gains   Distributions         Fees
---------------------------------------------------------------------------------------------------------------------------
CAUSEWAY INTERNATIONAL VALUE FUND

INSTITUTIONAL CLASS
 2006+          $16.99        $0.39         $ 2.61        $3.00       $(0.37)         $(0.58)         $(0.95)         $--
 2005+           14.80         0.34           2.56         2.90        (0.26)          (0.45)          (0.71)          --
 2004+           11.86         0.23           2.98         3.21        (0.18)          (0.09)          (0.27)          --
 2003+            8.82         0.18           2.98         3.16        (0.08)          (0.04)          (0.12)          --
 2002(1)         10.00         0.09          (1.26)       (1.17)       (0.01)             --           (0.01)          --
INVESTOR CLASS
 2006+          $16.90        $0.35         $ 2.60        $2.95       $(0.34)         $(0.58)         $(0.92)         $--
 2005+           14.73         0.29           2.57         2.86        (0.24)          (0.45)          (0.69)          --
 2004+           11.81         0.18           2.99         3.17        (0.16)          (0.09)          (0.25)          --
 2003+            8.80         0.16           2.96         3.12        (0.07)          (0.04)          (0.11)          --
 2002(1)         10.00         0.07          (1.26)       (1.19)       (0.01)             --           (0.01)          --


---------------------------------------------------------------------------------------------------
                                                    Ratio of
                                                 Expenses to                     Ratio
                                                 Average Net     Ratio of       of Net
                                    Net Assets        Assets     Expenses   Investment
              Net Asset                 End of    (Excluding   to Average       Income   Portfolio
             Value, End     Total       Period    Commission          Net   to Average    Turnover
              of Period    Return        (000)    Recapture)       Assets   Net Assets        Rate
---------------------------------------------------------------------------------------------------
CAUSEWAY INTERNATIONAL VALUE FUND

INSTITUTIONAL CLASS
 2006+           $19.04    18.54%   $3,323,722         0.92%        0.92%        2.18%      38.22%
 2005+            16.99    19.98     2,817,467         0.98         0.98         2.10       22.43
 2004+            14.80    27.41       997,371         1.02         1.00++       1.61       21.11
 2003+            11.86    36.21       224,464         1.05         1.04++       1.74       32.32
 2002(1)           8.82   (11.72)       70,883         1.05         1.03++       1.70       46.76
INVESTOR CLASS
 2006+           $18.93    18.27%   $1,433,361         1.15%        1.15%        1.97%      38.22%
 2005+            16.90    19.74     1,191,991         1.21         1.21         1.81       22.43
 2004+            14.73    27.16       741,969         1.25         1.23++       1.31       21.11
 2003+            11.81    35.76       321,167         1.28         1.27++       1.55       32.32
 2002(1)           8.80   (11.95)      129,468         1.29         1.27++       1.44       46.76


(1) Commenced operations on October 26, 2001. All ratios for the period have been annualized. Total return and portfolio turnover rate are for the period indicated and have not been annualized.
  + Per share amounts calculated using average shares method.
 ++ Expense ratio affected by commission recapture payments. See Note 2 in the
    Notes to Financial Statements.
Amounts designated as "--" are $0 or are rounded to $0.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                        CAUSEWAY INTERNATIONAL VALUE FUND                     15

NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION

Causeway International Value Fund (the "Fund") is a series of Causeway Capital Management Trust (the "Trust"). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on October 26, 2001. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

Effective February 28, 2005, the Fund closed to certain investors.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION -- Except as described below, securities listed on a securities exchange, market or automated quotation system for which quotations are readily available are valued at the last reported sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the last reported bid price. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not "readily available" are valued in accordance with fair value pricing procedures approved by the Fund's Board of Trustees (the "Board"). The Fund's fair value pricing procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.


--------------------------------------------------------------------------------
16                      CAUSEWAY INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


The Fund uses a third party vendor to fair value non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides a fair value for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security. As of September 30, 2006, there were no fair valued securities.

CASH AND CASH EQUIVALENTS -- Investments in the Bank of New York Cash Reserve Fund are valued daily at the cost of the deposit account.

SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the trade date the security is purchased or sold. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

FOREIGN CURRENCY CONTRACTS -- When the Fund purchases or sells foreign securities, it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms.

EXPENSES -- Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

DIVIDENDS AND DISTRIBUTIONS -- Dividends, from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

REDEMPTION FEE -- The Fund imposes a redemption fee of 2% on the original value of capital shares redeemed by shareholders less than 90 days after purchase. The redemption fee does not apply to shares purchased through reinvested distributions, shares redeemed through designated systematic withdrawal plans, or omnibus account arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund.

However, these intermediaries may agree to impose a redemption fee on their customers if feasible or to impose other appropriate restrictions


--------------------------------------------------------------------------------
                        CAUSEWAY INTERNATIONAL VALUE FUND                     17

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


on excessive short-term trading. For the fiscal year ended September 30, 2006, there were $166,637 and $76,413 of redemption fees retained by the Institutional Class and Investor Class, respectively.

Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the statement of operations. For the fiscal year ended September 30, 2006, the Fund received commission recapture payments of $935,276. Prior to 2004, commission recapture payments were offset against expenses.

3. INVESTMENT ADVISORY, ADMINISTRATION, SHAREHOLDER SERVICE AND DISTRIBUTION AGREEMENTS

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Causeway Capital Management LLC (the "Adviser"). Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund's average daily net assets. The Adviser contractually agreed to waive its fee for the fiscal year ended September 30, 2006 and, to the extent necessary, reimburse the Fund to keep total annual operating expenses from exceeding 1.05% and 1.30% of the Institutional Class and Investor Class average daily net assets, respectively. No waivers or reimbursements were required under the contract for the fiscal year ended September 30, 2006.

The Trust and SEI Investments Global Funds Services (the "Administrator") have entered into an Administration Agreement. Effective January 1, 2006, under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Fund as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Fund is subject to a minimum annual fee of $165,000 for all portfolios and classes in existence on the agreement date and $80,000 for any portfolio created thereafter. In addition, the minimum annual fee will be increased $20,000 for each new class added after the agreement date, as well as for each class in excess of two for new portfolios added after the agreement date. Prior to January 1, 2006, the terms of the Administration Agreement were as follows:
0.15% up to $250 million; 0.125% of the assets exceeding $250 million up to $500 million; 0.10% of the assets exceeding $500 million up to $1 billion; and 0.07% of the assets exceeding $1 billion. The Fund was subject to similar minimum annual fees and additional class and portfolio charges.

The Fund has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Fund to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the fiscal year ended September 30, 2006, the Investor Class paid 0.23% of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the "Distributor") have entered into a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.
--------------------------------------------------------------------------------
18                      CAUSEWAY INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


The officers of the Fund are also officers or employees of the Administrator, Distributor or Investment Adviser. These persons receive no fees for serving as officers of the Fund.

4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the fiscal year ended September 30, 2006, for the Fund were as follows:

           Purchases                 Sales
             (000)                   (000)
             -----                   -----
          ----------------------------------
          $1,847,444              $1,648,060
          ----------------------------------

5. RISKS OF FOREIGN INVESTING

The Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the U.S. as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in different foreign countries. These risks are higher for emerging markets investments.

6. FEDERAL TAX INFORMATION

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles in the United States of America. These book/tax differences are either temporary or permanent in nature. As of September 30, 2006, the primary book/tax differences relate to the effect of wash sales. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences, which are primarily due to realized losses on foreign currency transactions and reclasses of realized gains from passive foreign investment companies, were reclassified to/from the following accounts as of September 30, 2006 (000):

                         Undistributed        Accumulated
                        Net Investment       Net Realized
                            Income               Gain
--------------------------------------------------------------------------------
                             $426               $(426)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        CAUSEWAY INTERNATIONAL VALUE FUND                     19

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


The tax character of dividends and distributions declared during the fiscal years ended September 30, 2006 and September 30, 2005, were as follows (000):

                     Ordinary    Long-Term
                      Income   Capital Gain    Total
---------------------------------------------------------
   2006             $133,659     $91,934    $225,593
   2005               52,035      41,106      93,141
---------------------------------------------------------

As of September 30, 2006, the components of distributable income on a tax basis were as follows (000):

Undistributed   Undistributed                    Post-October         Total
  Ordinary        Long-Term       Unrealized       Currency       Distributable
   Income        Capital Gain    Appreciation       Losses           Income
--------------------------------------------------------------------------------
  $53,699          $206,314        $863,465         $(704)          $1,122,774
--------------------------------------------------------------------------------

Post-October currency losses represent losses realized on currency transactions from November 1, 2005 through September 30, 2006 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

At September 30, 2006, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

                                                                    Net
   Federal           Appreciated          Depreciated           Unrealized
  Tax Cost            Securities           Securities          Appreciation
--------------------------------------------------------------------------------
 $4,020,021            $929,467             $(65,955)            $863,512
--------------------------------------------------------------------------------

7. CAPITAL SHARES ISSUED AND REDEEMED (000)

                             Fiscal Year Ended               Fiscal Year Ended
                            September 30, 2006              September 30, 2005
                            ------------------              ------------------
   INSTITUTIONAL CLASS:
   Shares Sold                          28,485                         106,120
   Shares Issued
     in Reinvestment
     of Dividends
     and Distributions                   8,335                           3,317
   Shares Redeemed                     (28,102)                        (10,998)
                                  ------------                    ------------
   Increase in Shares
     Outstanding Derived
     from Institutional
     Class Transactions                  8,718                          98,439
                                  ------------                    ------------
   INVESTOR CLASS:
   Shares Sold                          26,604                          45,180
   Shares Issued
     in Reinvestment
     of Dividends
     and Distributions                   4,018                           2,333
   Shares Redeemed                     (25,439)                        (27,340)
                                  ------------                    ------------
   Increase in Shares
     Outstanding Derived
     from Investor
     Class Transactions                  5,183                          20,173
                                  ------------                    ------------
   Increase in Shares
     Outstanding from
     Capital Share
     Transactions                       13,901                         118,612
                                  ============                    ============




--------------------------------------------------------------------------------
20                      CAUSEWAY INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)


8. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of September 30, 2006, the impact that will result from adopting FIN 48 has not been evaluated.

In September 2006, the FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2006, it is not believed that the adoption of SFAS No. 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.




--------------------------------------------------------------------------------
                        CAUSEWAY INTERNATIONAL VALUE FUND                     21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees and Shareholders of Causeway International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Causeway International Value Fund (the "Fund") as of September 30, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned as of September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Los Angeles, California
November 8, 2006




--------------------------------------------------------------------------------
22                      CAUSEWAY INTERNATIONAL VALUE FUND

NOTICE TO SHAREHOLDERS (Unaudited)


The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2007. Please consult your tax adviser for proper treatment of this information.

For the fiscal period ended September 30, 2006, the Fund is designating the following items with regard to distributions paid during the year:

      (A)             (B)            (C)            (D)              (E)

   Long Term       Ordinary                                      Dividends (1)
 Capital Gains      Income       Tax Exempt        Total         for Corporate
 Distributions   Distributions  Distributions  Distributions  Dividends Received
  (Tax Basis)     (Tax Basis)    (Tax Basis)    (Tax Basis)        Deduction
 -------------   -------------  -------------  -------------  ------------------
    39.02%          60.98%          0.00%         100.00%            0.00%

       (F)            (G)            (H)            (I)

   Qualifying                                    Qualified
 Dividend Income    Foreign       Qualified     Short-Term
  (15% Tax Rate       Tax         Interest        Capital
    for QDI)        Credit         Income          Gain
 ---------------    -------       ---------     ----------
     64.51%          6.97%          1.64%          0.05%

Foreign taxes accrued during the fiscal year ended September 30, 2006, amounted to $10,010,711 and are expected to be passed through to shareholders as foreign tax credits on Form 1099 - Dividend for the year ending December 31, 2006. In addition, for the fiscal year ended September 30, 2006, gross income derived from sources within foreign countries amounted to $63,749,875 for the Fund.


(1) Qualifying Dividends represent dividends which qualify for the corporate dividends received deduction.
Items (A), (B), (C) and (D) are based on a percentage of the Fund's total distribution.
Item (E) is based on a percentage of ordinary income distributions of the Fund. Item (F) represents the amount of "Qualifying Dividend Income" as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions." It is the Fund's intention to designate the maximum amount permitted by the law.
Item (G) is based on a percentage of ordinary income distributions of the Fund. Item (H) is the amount of "Qualifying Interest Income" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.
Item (I) is the amount of "Qualifying Short-Term Capital Gain" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

--------------------------------------------------------------------------------
                        CAUSEWAY INTERNATIONAL VALUE FUND                     23

TRUSTEE AND OFFICER INFORMATION (Unaudited)
Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Board Members." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Board Members." The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-947-7000.

-----------------------------------------------------------------------------------------------------------------------------
                                      TERM OF                                              NUMBER OF
                                      OFFICE                                              PORTFOLIOS
                                        AND                PRINCIPAL                       IN TRUST           OTHER
     NAME           POSITION(S)      LENGTH OF           OCCUPATION(S)                      COMPLEX       DIRECTORSHIPS
   ADDRESS,        HELD WITH THE       TIME               DURING PAST                     OVERSEEN BY        HELD BY
     AGE1             COMPANY         SERVED2             FIVE YEARS                    BOARD MEMBER3     BOARD MEMBER4
-----------------------------------------------------------------------------------------------------------------------------

INDEPENDENT
BOARD MEMBERS
-------------

Peter G. Allen      Trustee         Since 2/04       President, Haven Partners (private        1          None
Age: 48                                              equity and financial advisory firm)
                                                     (since 1998); Chairman and Chief
                                                     Executive Officer, ForMyCause.com
                                                     (internet company) (2000); Managing
                                                     Director, Credit Suisse First Boston
                                                     (investment banking firm) (1999).


John A. G. Gavin    Trustee         Since 9/01       Chairman, Gamma Holdings                  1          Director/Trustee
Age: 75                                              (international consulting and                        TCW Galileo
                                                     investment holding company) (since                   Funds, Inc.,
                                                     1968); Senior Counselor, Hicks                       TCW Convertible
                                                     TransAmerica Partners (private                       Securities Fund,
                                                     equity investment firm) (since 2001);                Inc., Hotchkis
                                                     Partner and Managing Director, Hicks,                and Wiley Funds
                                                     Muse, Tate & Furst (1994 - 2001);  U.S.              and Claxson, S.A.
                                                     Ambassador to Mexico (1981 - 1986).


Eric H. Sussman     Trustee         Since 9/01       Tenured Lecturer, Anderson                1          Trustee, Presidio
Age: 40                                              Graduate School of Management,                       Funds
                                                     University of California, Los
                                                     Angeles (since 1995); President,
                                                     Amber Capital, Inc. (real estate
                                                     investment and financial planning
                                                     firm) (since 1993).




--------------------------------------------------------------------------------
24                      CAUSEWAY INTERNATIONAL VALUE FUND

TRUSTEE AND OFFICER INFORMATION (Unaudited)
(CONTINUED)



-----------------------------------------------------------------------------------------------------------------------------
                                      TERM OF                                                  NUMBER OF
                                      OFFICE                                                  PORTFOLIOS
                                        AND                PRINCIPAL                           IN TRUST            OTHER
     NAME           POSITION(S)      LENGTH OF           OCCUPATION(S)                          COMPLEX        DIRECTORSHIPS
   ADDRESS,        HELD WITH THE       TIME               DURING PAST                          OVERSEEN BY        HELD BY
     AGE1             COMPANY         SERVED2             FIVE YEARS                          BOARD MEMBER3     BOARD MEMBER4
-----------------------------------------------------------------------------------------------------------------------------

OFFICERS
--------
Turner Swan         President and   Since 8/01       General Counsel and Member of the             N/A              N/A
11111 Santa         Secretary                        Adviser (since 2001).
Monica Blvd.,
Suite 1500,
Los Angeles, CA
90025
Age: 44

Gracie V. Fermelia  Chief           CCO (since       Chief Compliance Officer of the Adviser       N/A              N/A
11111 Santa         Compliance     7/05); Asst.      (since July 2005); Chief Operating Officer
Monica Blvd.,       Officer and    Sect. (since      and Member of the Adviser (since 2001).
Suite 1500,         Assistant          8/01)
Los Angeles, CA     Secretary
90025
Age: 45

Michael Lawson      Treasurer       Since 7/05       Director of the Administrator's Fund          N/A              N/A
One Freedom                                          Accounting department (since July 2005);
Valley Drive                                         Manager in the Administrator's Fund
Oaks, PA 19456                                       Accounting department (November 1998
Age: 45                                              to July 2005).

Timothy D. Barto    Vice President  Since 9/01       Vice President and Assistant                  N/A              N/A
One Freedom         and Assistant                    Secretary of the Administrator (since
Valley Drive        Secretary                        December 1999).
Oaks, PA 19456
Age: 38




--------------------------------------------------------------------------------
                        CAUSEWAY INTERNATIONAL VALUE FUND                     25

TRUSTEE AND OFFICER INFORMATION (Unaudited)
(CONCLUDED)



-----------------------------------------------------------------------------------------------------------------------------
                                      TERM OF                                                  NUMBER OF
                                      OFFICE                                                  PORTFOLIOS
                                        AND                PRINCIPAL                            IN TRUST           OTHER
     NAME           POSITION(S)      LENGTH OF           OCCUPATION(S)                          COMPLEX         DIRECTORSHIPS
   ADDRESS,        HELD WITH THE       TIME               DURING PAST                          OVERSEEN BY        HELD BY
     AGE1             COMPANY         SERVED2             FIVE YEARS                          BOARD MEMBER3     BOARD MEMBER4
-----------------------------------------------------------------------------------------------------------------------------

James Ndiaye        Vice President  Since 10/04      Vice President and Assistant                  N/A              N/A
One Freedom         and Assistant                    Secretary of the Administrator
Valley Drive        Secretary                        (since October 2004); General Counsel,
Oaks, PA 19456                                       Citco Mutual Fund Services (2003-2004);
Age: 38                                              Vice President and Associate Counsel,
                                                     OppenheimerFunds (2001-2003);
                                                     Vice President and Assistant Counsel,
                                                     OppenheimerFunds (1997-2001).

Michael Pang        Vice President  Since 7/05       Attorney of the Administrator (since 2005);   N/A              N/A
One Freedom         and Assistant                    Counsel, Caledonian Bank & Trust Mutual
Valley Drive        Secretary                        Fund Group (2004). Counsel, Permal
Oaks, PA 19456                                       Asset Management (2001-2004).
Age: 34                                              Associate, Schulte, Roth & Zebels
                                                     Investment Management (2000-2001).

Sofia Rosala        Vice President  Since 7/05       Corporate Counsel of the Administrator        N/A              N/A
One Freedom         and Assistant                    (since 2004); Compliance Officer, SEI
Valley Drive        Secretary                        Investments Company (2001-2004);
Oaks, PA 19456                                       Account and Product Consultant, SEI
Age: 32                                              Private Trust Company (1998-2001).


--------------------
1 Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

2 Each Trustee shall hold office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust's Declaration of Trust. The president, treasurer and secretary shall hold office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust's Bylaws.

3 The "Trust Complex" consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2006, the Trust Complex consisted of one investment company.

4 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.




--------------------------------------------------------------------------------
26                      CAUSEWAY INTERNATIONAL VALUE FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)


All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for the Fund under "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN. This section helps you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund's comparative cost by comparing the hypothetical result for the Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT the Fund's actual return -- the account values shown may not apply to your specific investment.




--------------------------------------------------------------------------------
                        CAUSEWAY INTERNATIONAL VALUE FUND                     27

DISCLOSURE OF FUND EXPENSES (Unaudited)
(CONCLUDED)


                                      BEGINNING              ENDING                                     EXPENSES
                                        ACCOUNT              ACCOUNT             ANNUALIZED               PAID
                                         VALUE                VALUE                EXPENSE               DURING
                                        4/1/06               9/30/06               RATIOS                PERIOD*
-------------------------------------------------------------------------------------------------------------------
CAUSEWAY INTERNATIONAL VALUE FUND
-------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Institutional Class                   $1,000.00             $1,059.00               0.91%                 $4.70

HYPOTHETICAL 5% RETURN
Institutional Class                   $1,000.00             $1,020.51               0.91%                 $4.61
-------------------------------------------------------------------------------------------------------------------
CAUSEWAY INTERNATIONAL VALUE FUND
-------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Investor Class                        $1,000.00             $1,058.10               1.14%                $5.88

HYPOTHETICAL 5% RETURN
Investor Class                        $1,000.00             $1,019.35               1.14%                $5.77
-------------------------------------------------------------------------------------------------------------------

*EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).




--------------------------------------------------------------------------------
28                      CAUSEWAY INTERNATIONAL VALUE FUND

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)


Under Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), the Board is required annually to approve continuance of the Investment Advisory Agreement (the "Advisory Agreement") between Causeway Capital Management Trust and Causeway Capital Management LLC (the "Adviser") with respect to Causeway International Value Fund (the "Fund"). The Advisory Agreement must be approved by a majority of the Trustees and by a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act (the "independent Trustees").

INFORMATION RECEIVED. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser's services, including information concerning the Fund's performance. At least annually, the Board is provided with additional quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreement. The Board met on August 8, 2006, to consider whether to approve the continuance of the Advisory Agreement for an additional one-year period. For the August 8, 2006 meeting, the independent Trustees received and reviewed extensive materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the independent Trustees' behalf by their independent legal counsel.

FACTORS CONSIDERED. The independent Trustees in reviewing the Advisory Agreement considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services to be provided by the Adviser, (2) the investment performance of the Fund and the Adviser, (3) comparisons of the services to be rendered and the amounts to be paid under the Advisory Agreement with those of other funds and those of the Adviser under other investment advisory agreements with other registered investment companies and other types of clients, (4) the costs of the services to be provided and estimated profits to be realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services to be provided by the Adviser, the independent Trustees considered, among other things, the Adviser's personnel, experience, track record and compliance program. The independent Trustees considered the qualifications, backgrounds and responsibilities of the Adviser's personnel, as well as the level of attention given to the Fund by the Adviser's investment personnel. The independent Trustees noted the Adviser's commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser's investment philosophy and processes and considered the scope of the Adviser's services. The independent Trustees concluded that the nature, extent and quality of the services provided by the Adviser have benefited and will continue to benefit the Fund and its shareholders.


--------------------------------------------------------------------------------
                        CAUSEWAY INTERNATIONAL VALUE FUND                     29

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)
(CONTINUED)


Second, regarding the investment performance of the Fund and the Adviser, the independent Trustees reviewed the investment results of the Fund's Institutional and Investor share classes for the quarter-to-date, year-to-date, one-year, two-year, three-year and since inception (10/26/01) periods ended June 30, 2006, compared to the MSCI EAFE(R) Index (the "Index"), the Lipper International Funds category, the Lipper International Multi-Cap Core category, and a peer group of sixteen international equity funds used by the Board to track performance during the year. The independent Trustees noted that although the Institutional and Investor Classes of the Fund returned approximately 20% and 17% for the one-year and two-year periods ended June 30, 2006, respectively, they underperformed most of these comparative measures during those periods. However, they noted that the Fund was approximately even with the Index and outperformed the Lipper International Funds category for the three-year period, that its annualized returns in the nearly five years since inception significantly outperformed the Index and the Lipper International Funds category, and that the Fund's returns compared favorably with those of the peer group over various periods. The independent Trustees concluded that the Adviser's record in managing the Fund indicates that its continued management will benefit the Fund and its shareholders.

Third, the independent Trustees compared the Fund's advisory fee and total expenses with those of other similar mutual funds. They noted that the Fund's advisory fee was in the middle range of advisory fees charged by funds in the Lipper International Funds category, and its expense ratios were below (Institutional shares) or just above (Investor shares) the lowest 20% of funds in the category. The independent Trustees also compared the Fund's advisory fee with those paid by the Adviser's separate account and subadvised mutual fund clients and noted that, although they were somewhat lower than those paid by the Fund, the differences appropriately reflected the Adviser's significantly greater responsibilities with respect to the Fund, which include the provision of many additional administrative and shareholder services (such as services related to the Fund's disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, fair valuation, regulatory examinations and legal and compliance matters, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, proxy voting, shareholder communications, and due diligence for advisers, consultants and institutional investors). The independent Trustees concluded that the Fund's advisory fee and expense ratio were reasonable and appropriate.

Fourth, the independent Trustees considered the estimated profits realized by the Adviser from its relationship with the Fund. They reviewed the Adviser's estimated after tax profit margin with respect to such services and the methodology used to generate that estimate. They noted that the Adviser's costs of servicing the Fund had increased significantly during the year ended June 30, 2006, primarily due to large and continuing investments in staff and technology which would benefit the Fund's shareholders, and that the Adviser plans further investments in technology. They also observed that the Adviser's estimated profits were within the range cited as reasonable in various court decisions. After consideration of these matters, the independent Trustees concluded that the Adviser's operating margin with respect to its relationship with the Fund was reasonable.
--------------------------------------------------------------------------------
30                      CAUSEWAY INTERNATIONAL VALUE FUND

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)
(CONCLUDED)


Fifth, regarding economies of scale, the independent Trustees observed that, although the Fund's advisory fee schedule did not contain fee breakpoints, many of the funds in its peer group do not have breakpoints. They noted that the Adviser was sharing economies of scale by devoting additional resources to staff and technology in order to focus on continued performance and service to the Fund's shareholders, and that the potential for further economies of scale was limited by the closure of the Fund to most new investors. They also noted that the Fund's management fee and expense ratio continued to be competitive when compared with industry ranges. In addition, the independent Trustees considered the significant economic risk taken by the Adviser in sponsoring and seeding the Fund and waiving significant management fees in the Fund's infancy, and acknowledged that despite the high demand for the Fund among investors the Adviser had taken steps on its own initiative to close access to certain investors to control the growth of the Fund. They also noted that, since the Fund is closed to most new investors, more of the Adviser's time is spent on fund shareholder services than would otherwise be the case. The independent Trustees concluded that under the circumstances the Adviser was sharing any economies of scale with the Fund appropriately, and they would continue to monitor the appropriateness of fee breakpoints in the future.

Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund - often called "fall out" benefits - the independent Trustees observed that the Adviser does not earn common fall out benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, "contingent deferred sales commissions" or "float" benefits on short-term cash. The independent Trustees recognized that a potential fall out benefit was the Fund's use of the Frank Russell commission recapture program, since Frank Russell is a consulting firm that may from time to time advise its customers to hire the Adviser. They concluded that the primary fall out benefit received by the Adviser was research services provided by brokers used by the Fund and that this benefit was reasonable in relation to the value of the services that the Adviser provides to the Fund.

APPROVAL. At the August 8, 2006 meeting, the independent Trustees discussed the information and factors noted above and considered the approval of the Advisory Agreement with representatives of the Adviser and in a private session with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, and the foregoing summary does not detail all the matters considered. Based on their review, the independent Trustees unanimously concluded that the Advisory Agreement and advisory fees are fair and reasonable to the Fund and its shareholders, and that renewal of the Advisory Agreement was in the best interests of the Fund and the Trust and its shareholders, and the Board of Trustees approved the renewal of the Advisory Agreement for a twelve month period beginning September 20, 2006.


--------------------------------------------------------------------------------
                        CAUSEWAY INTERNATIONAL VALUE FUND                     31

                                      NOTES

                                      NOTES

                                      NOTES

--------------------------------------------------------------------------------




INVESTMENT ADVISER:

Causeway Capital Management LLC
11111 Santa Monica Boulevard
Suite 1500
Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online
at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("Commission") for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission's website at http://www.sec.gov.


--------------------------------------------------------------------------------
                                                                 CCM-AR-001-0500
--------------------------------------------------------------------------------
                        CAUSEWAY INTERNATIONAL VALUE FUND

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Eric Sussman. Mr. Sussman is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Aggregate fees billed to the registrant for professional services rendered by the registrant's principal accountant for the fiscal years ended September 30, 2005 and 2006 were as follows:

------------------ ----------------- -----------------
                         2006              2005
------- ---------- ----------------- -----------------
(a)     Audit      $44,500           $39,000
        Fees(1)

------- ---------- ----------------- -----------------
(b)     Audit-     None              None
        Related
        Fees

------- ---------- ----------------- -----------------
(c)     Tax        $7,750            $7,350
        Fees(2)

------- ---------- ----------------- -----------------
(d)     All        None              None
        Other
        Fees

------- ---------- ----------------- -----------------


Notes:
   (1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
   (2) Tax fees include amounts related to tax return reviews.

(e)(1) The registrant's audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant's financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-audit services to the registrant's investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in (b) - (d) of this Item above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)    Not applicable.

(g) For the fiscal years ended September 30, 2005 and September 30, 2006, the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant and the registrant's investment adviser were $43,873 and $84,673, respectively.

(h) The audit committee considered whether the provision of non-audit services rendered to the registrant's investment adviser by the registrant's principal accountant that were not pre-approved were compatible with maintaining the principal accountant's independence.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.    SCHEDULE OF INVESTMENTS

See Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, except as noted below, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms. The registrant's fund accountant experienced a "significant deficiency" (as that term is defined under Public Company Accounting Oversight Board ("PCAOB") Audit Standard 2 ("AS 2")) in its internal controls relating to the application of fair value pricing for certain international equity securities held by international equity funds, including the registrant, that used an automated fair valuation process. This deficiency has since been corrected.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                           Causeway Capital Management Trust


By (Signature and Title)*              /s/ Turner Swan
                                       ----------------------------------
                                       Turner Swan, President

Date: December 8, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*              /s/ Turner Swan
                                       ---------------------------------
                                       Turner Swan, President


Date: December 8, 2006


By (Signature and Title)*              /s/ Michael Lawson
                                       ----------------------------------
                                       Michael Lawson, Treasurer


Date: December 8, 2006


* Print the name and title of each signing officer under his or her signature.